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                                 EXHIBIT 10.21

                              MYCOGEN CORPORATION
                        COMMON STOCK PURCHASE AGREEMENT




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                              MYCOGEN CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT


    This COMMON STOCK PURCHASE AGREEMENT ("Agreement") is made as of December 13, 1995 by and between Mycogen Corporation (the "Company"), a California corporation, and Pioneer Overseas Corporation, an Iowa corporation (the "Purchaser").

    IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

    SECTION 1. AGREEMENT TO SELL AND PURCHASE THE COMMON STOCK. At the Closing (as defined in Section 2), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, upon the terms and conditions hereinafter set forth, Three Million (3,000,000) shares (the "Shares") of the Company's Common Stock (the "Common Stock") for a purchase price per share of Ten Dollars ($10.00), which results in an aggregate purchase price for the Shares of Thirty Million Dollars ($30,000,000).

    SECTION 2. DELIVERY OF THE COMMON STOCK AT THE CLOSING. The completion of the purchase and sale of the Shares (the "Closing") shall occur at the principal offices of the Company at 5501 Oberlin Drive, San Diego, California 92121 (telephone number 619/453-8030; facsimile number 619/453-5494) at 10:00 a.m. on December 13, 1995 (the "Closing Date"), or such later date as the Company and the Purchaser may agree, subject to the satisfaction (or waiver) of the conditions hereinafter set forth. At the Closing, the Purchaser shall make payment of the full purchase price for the Shares by wire transfer of same-day funds as directed by the Company in writing. At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser representing the Shares.

    SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as of the Closing Date as follows:

    3.1. ORGANIZATION. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted and to execute and deliver this Agreement and to consummate the transaction contemplated herein. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on the condition (financial or otherwise), assets, business or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

     3.2. SUBSIDIARIES. All of the Company's subsidiaries (the "Subsidiaries") are listed on Exhibit 21 to the Company's Annual Report on Form 10-K for the Year Ended August 31, 1995 (the "Form 10-K"). Each of the Company's Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full

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corporate power and authority to own and lease its properties, and to carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations make such qualification, registration or licensing necessary, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect.

     3.3. NO BREACH. The execution and delivery of this Agreement by the Company does not, and the issuance of the Shares of the Company will not, (i) violate or conflict with the Certificate or Articles of Incorporation or Bylaws of the Company, (ii) constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) of, or give rise to any lien, third-party right of termination, cancellation, modification or acceleration under, any agreement, understanding or undertaking to which the Company is a party, except where such breach, default, lien, third-party right, cancellation, modification or acceleration would not have a Material Adverse Effect, or (iii) subject to obtaining the approvals and making the filings described in Section 3.6 hereof, constitute a violation of any statute, law, ordinance, rule, regulation, judgment, decree, order or writ of any judicial, arbitral, public, or governmental authority having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets except as would not have a Material Adverse Effect.

     3.4. ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

     3.5. SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable. None of the SEC Documents, including the financial statements or schedules included or incorporated therein, as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments). As of the Closing

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Date, the Company is in compliance in all material respects with the requirements of the Exchange Act and the Securities Act.

     3.6. GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the execution and delivery of the Agreement, or the consummation of the transactions contemplated by this Agreement except for (a) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (b) compliance with the securities and blue sky laws in the states in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws, and (c) the filing of The NASDAQ National Market Notification Form with The NASDAQ National Market and Form 10-C with the SEC.

     3.7. NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein or in the Company's most recent filed Form 10-K (a copy of which has been provided to the Purchaser), since August 31, 1995, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business and changes which would not have, either individually or in the aggregate, a Material Adverse Effect or have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

     3.8. AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock $.001 par value, and 5,000,000 shares of serial preferred stock, $.001 par value, of which 19,481,106 shares of Common Stock and 3,100 shares of Series A Preferred Stock are outstanding prior to the issuance of the Shares. Except as described in the Company's Form 10-K, there are no outstanding options, warrants, puts, calls, commitments, convertible or exchangeable securities or similar rights requiring or providing for the issuance of new or additional equity interests in the Company. All such outstanding shares are duly authorized, validly issues and fully paid and nonassessable. There are no preemptive or other similar rights available to the existing holders of the capital stock of the Company. There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of capital stock of the Company.

     3.9. LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a Material Adverse Effect or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

     3.10. COMPLIANCE WITH LAW. The Company holds all licenses, franchises, certificates, consents, permits and authorizations from all governmental authorities necessary for the lawful conduct of its business, except where the failure to hold any of the foregoing would not have a Material Adverse Effect. To the Company's knowledge, the Company has not violated, and is not

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in violation of, any such licenses, franchises, certificates, consents, permits or authorizations or any applicable statutes, laws, ordinances, rules and regulations (including, without limitation, any of the foregoing related to occupational safety, storage, disposal, discharge into the environment of hazardous wastes, environmental protection, conservation, unfair competition, labor practices or corrupt practices) of any governmental authorities, except where such violations do not, and insofar as reasonably can be foreseen, will not have a Material Adverse Effect, and the Company has not received any notice from a governmental or regulatory authority within three years of the date hereof of any such violation.

     3.11. USE OF PROCEEDS. The Company will apply the net proceeds from the sale of the Shares to redeem shares of its Series A Preferred Stock and for general corporate purposes.

     3.12. BROKERS AND FINDERS. Neither the Company, nor any officer, director or employee of the company has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated herein.

     SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

     4.1. ACCREDITED INVESTOR. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act.

     4.2. INVESTMENT REPRESENTATIONS. The Purchaser is aware that the Shares have not been registered under the Securities Act or any applicable state securities laws, and agrees that the Shares will not be offered or sold in the absence of registration under the Securities Act and any applicable state securities laws or an exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Purchaser will not transfer the Shares in violation of the provisions of any applicable federal or state securities laws. In this connection, the Purchaser represents that it is familiar with SEC Rule 144 promulgated pursuant to the Securities Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of
Section 4(2) and/or Section 4(6) of the Securities Act and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Agreement and the Company may rely on such representations, warranties and agreements in connection therewith.

     The Purchaser is acquiring the Shares for its own account and for investment, and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Shares except in compliance with the Securities Act. The Purchaser represents that by reason of its business and financial experience, and the business and financial experience of those persons, if any, retained by it to advise it with respect to its investment in the Shares, such Purchaser together with such advisors have knowledge, sophistication and experience in business and financial matters

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as to be capable of evaluating the merits and risk of the prospective investment. The Purchaser's financial condition and investments are such that it is in a financial position to hold the Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, its investment in the Shares.

     4.3. AUTHORITY. The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement by the Purchaser and by the Company, this Agreement shall constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.4. PURCHASER REVIEW. The Purchaser has carefully examined the SEC Documents. The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company and the Shares. In evaluating the suitability of the acquisition of the Shares hereunder, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in the SEC Documents or as contained herein.

     SECTION 5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwith-standing any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

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     SECTION 6.  RESTRICTIONS ON TRANSFERABILITY OF SHARES, COMPLIANCE WITH
SECURITIES ACT.

     6.1. RESTRICTIONS ON TRANSFERABILITY. The Shares shall not be transferable in the absence of an effective registration statement under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. In the absence of an effective registration statement under the Securities Act, neither the Shares nor any interest therein shall be sold, transferred, assigned or otherwise disposed of, unless the Company shall have previously received an opinion of counsel knowledgeable in federal securities law, in form and substance reasonably satisfactory to the Company and accompanied by such supporting documents as the Company may reasonably request, to the effect that registration under the Securities Act is not required in connection with such disposition. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

     6.2. RESTRICTIVE LEGEND. The certificate or certificates representing the Shares shall bear the following legend restricting transfer:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, PROVIDED THAT AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE."

The certificate shall also include any legend required by any applicable state securities law.

     SECTION 7. CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligations of the Purchaser to purchase the Shares set forth on the signature page hereof at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the
Purchaser:

     7.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

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     7.2.  COVENANTS.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     7.3. NO PROHIBITION. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement or any law, rule or regulation prohibiting or restricting such transactions, or requiring any consent or approval of any person which shall not have been obtained (except as otherwise provided in this Agreement).

     7.4. COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchaser a certificate executed on behalf of the Company by its Chief Operating Officer and dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 7.1 and 7.2.

     7.5. COMPLIANCE WITH SECURITIES LAWS. The offering, issuance and sale of the Shares under this Agreement shall have complied with all applicable requirements of federal securities laws and the Purchaser shall have received evidence, if any, of such compliance in form and substance satisfactory to the Purchaser.

     7.6. REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered to the Purchaser the Registration Rights Agreement substantially in the form attached hereto as Exhibit "A" (the "Registration Rights Agreement").

     7.7. COLLABORATION AGREEMENT. The Company shall have executed and deliver to the Purchaser the Collaboration Agreement substantially in the form attached hereto as Exhibit "B" (the "Collaboration Agreement").

     7.8. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings contemplated by this Agreement shall be satisfactory to the Purchaser and such Purchaser's counsel, and the Purchaser and such Purchaser's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or such Purchaser's counsel may reasonably request.

     SECTION 8. CONDITIONS TO OBLIGATIONS OF COMPANY. The Company's obligation to issue and sell the Shares to the Purchaser at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the Company:

     8.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

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     8.2.  COVENANTS.  All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

     8.3. NO PROHIBITION. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement, or any law, rule or regulation prohibiting or restricting such transactions, or requiring any consent or approval of any person which shall not have been obtained (except as otherwise provided in this Agreement).

     8.4. COMPLIANCE CERTIFICATE. The Purchaser shall have delivered to the Company a certificate executed on behalf of the Purchaser by an authorized officer thereof and dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 8.1 and 8.2.

     8.5. COLLABORATION AGREEMENT. The Purchaser shall have executed and delivered to the Company the Collaboration Agreement.

     8.6. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings contemplated by this Agreement shall be satisfactory to the Company and Company's counsel, and the Company and Company's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Company or Company's counsel may reasonably request.

     SECTION 9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given when sent both by facsimile (unless the addressee has not provided a valid facsimile number for such purpose) and either first class mail, postage prepaid, or next-day delivery service:

          (a) if to Company, to Mycogen Corporation, 5501 Oberlin Drive, San Diego, California 92121, Attention: Carlton J. Eibl, President and Chief Operating Officer, facsimile number 619/453-0142 with a copy to Page, Polin, Busch & Boatwright, 350 West Ash Street, Suite 900, San Diego, California 92101-3436, Attention: Steven G. Rowles, Esq., facsimile number 619/231-1996, or to such other person at such other place as the Company shall designate to the Purchaser in writing;

          (b) if to the Purchaser, to Pioneer Hi-Bred International, Inc., 700 Capital Square, 400 Locust Street, Des Moines, Iowa 50309, Attention: Daniel Cornelison, facsimile number 515/248-4844, or at such other facsimile number and address as may have been furnished to the Company in writing; or

          (c) if to transferee or transferees of the Purchaser, at such facsimile number and address as shall have been furnished by such transferee or transferees to the Company in writing.

     SECTION 10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No

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statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     SECTION 11. AMENDMENTS. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by the Purchaser.

     SECTION 12. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 13. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without regard to conflict of law principles) and the United States of America.

     SECTION 15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

     SECTION 16. EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transaction contemplated hereby whether or not the transactions contemplated hereby are consummated.

     SECTION 17. PUBLICITY. Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.

                                MYCOGEN CORPORATION, a California
                                corporation

                                By:   /s/ Carlton J. Eibl
                                      -------------------------------------
                                      Carlton J. Eibl
                                      President and Chief Operating Officer

                                PIONEER HI-BRED INTERNATIONAL, INC.,
                                an Iowa corporation


                                By:   /s/ Chuck Johnson
                                      -------------------------------------
                                      Chuck Johnson
                                      President and Chief Operating Officer



              [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]




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                                  EXHIBIT "A"

                         REGISTRATION RIGHTS AGREEMENT





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                                  EXHIBIT "B"

                            COLLABORATION AGREEMENT




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